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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                AMENDMENT NO. 1
                                   FORM 8-K/A


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 25, 1996


                        Alabama National BanCorporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         0-25160                                         63-1114426
- ------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)



                            1927 First Avenue North
                           Birmingham, Alabama 35209
                    ----------------------------------------
                    (Address of Principal Executive Offices)



                                 (205) 583-3600
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                                               Page 1 of 4 Pages
                                                     Index to Exhibits on Page 2
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ITEM 4 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On April 25, 1996, the Board of Directors of the Registrant, upon the recommendation of its Audit Committee, approved the engagement of Coopers &
Lybrand LLP as its independent auditors for the year ending December 31, 1996.
Coopers & Lybrand LLP had served as the independent auditors for Registrant's predecessor, National Commerce Corporation and subsidiaries (collectively
"NCC") for each of the years ended December 31, 1994, 1993, 1992 and 1991, and was serving as the independent auditor of NCC in 1995, when their engagement ended on the effective date of the Merger of NCC and its subsidiary, Commerce
Bankshares, Inc., into the Registrant, effective December 29, 1995 (the
"Merger").

         The Registrant had engaged Ernst & Young LLP as its independent auditors for the years ended December 31, 1995, 1994 and 1993. Ernst & Young
LLP expressed its unqualified opinion as to the consolidated financial statements of the Registrant and its subsidiaries for each of those years in its report dated February 29, 1996.

         Because the Merger resulted in a change of control, the consolidated financial statements of the Registrant for the years prior to 1996 include only the results of operations of NCC. Accordingly, the report of Ernst & Young LLP, dated February 29, 1996, with respect to the Registrant's consolidated financial statements referenced the unqualified opinion of Coopers & Lybrand
LLP, dated January 27, 1995, with respect to the consolidated statement of condition of the Registrant (formerly reported as NCC) for the year ended
December 31, 1994, and the related consolidated statements of income, changes in stockholders' equity and cash flows for each of the two years ended December
31, 1994.


         During the period from January 1, 1996 until the date of this report and the years ended December 31, 1995 and 1994, there were no disagreements between the Registrant and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ernst &
Young LLP would have caused it to make reference to the subject matter of the disagreement in its report.


         The Registrant retained Coopers & Lybrand LLP to audit the separate
1995 financial statements of the Registrant's wholly-owned subsidiary, NBC
Securities, Inc., a registered broker-dealer.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS

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
                                                                                               Page
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
             (a)      Not Applicable
             (b)      Not Applicable
             (c)      Exhibits
                      16 -Letter from Ernst & Young LLP . . . . . . . . . . . . . . . . . . .   4



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Alabama National BanCorporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ALABAMA NATIONAL
                                              BANCORPORATION


                                              By:  /s/ Frank W. Whitehead
                                                  ------------------------------
                                                  Frank W. Whitehead
                                                  Executive Vice President and
                                                  Chief Financial Officer

Date: July 5, 1996





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